UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event) reported:    May 28, 2009

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

One Sugar Creek Center Blvd., #125
Sugar Land, Texas 77478
(Address of principal executive offices, including zip code)

voice: (713) 353-9400	fax: (713) 353-9421

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2009 the NYSE AMEX LLC notified us that the NYSE AMEX LLC accepted our plan of compliance and the NYSE AMEX LLC granted us an extension of our listing.

Previously, we received a letter dated March 17, 2009 on letterhead from NYSE Regulation of the NYSE AMEX LLC, which is the exchange on which we are listed.  The March 17, 2009 letter indicated that we were not in compliance with NYSE AMEX LLC continued listing requirements.  The March 17, 2009 letter indicated that we were not in compliance with NYSE AMEX LLC Company Guide continued listing requirements as set forth in NYSE AMEX LLC “COMPANY GUIDE” section 1003(a)(ii)(related to stockholders’ equity of less than $4,000,000 and losses from continued operations and net losses in three of our four most recent fiscal years), section 1003(a)(iii) (related to stockholders’ equity of less than $6,000,000 and losses from continued operations and net losses in our five most recent years) and section 1003(a)(iv)(related to losses that are so substantial in relation to our overall operations or our existing financial resources or financial condition are impaired that it appears questionable, in the opinion of the NYSE AMEX LLC, as to whether we will be able to continue operations and/or meet our obligations as they mature.

In the March 17, 2009 letter, the NYSE AMEX LLC afforded us the opportunity to submit a plan of compliance.  We submitted that plan of compliance to the NYSE AMEX LLC April 16, 2009.  On May 28, 2009 the NYSE AMEX LLC notified us that the NYSE AMEX LLC accepted our plan of compliance and the NYSE AMEX LLC granted us an extension of our listing as follows:

(A)          Until September 17, 2009 to regain compliance with the continued listing standards set forth in the NYSE AMEX LLC “COMPANY GUIDE section 1003(a)(iv)(related to losses that are so substantial in relation to our overall operations or our existing financial resources or financial condition are impaired that it appears questionable, in the opinion of the NYSE AMEX LLC, as to whether we will be able to continue operations and/or meet our obligations as they mature; and

(B)          Until September 17, 2010 to regain compliance with the continued listing standards set forth in the NYSE AMEX LLC “COMPANY GUIDE sections 1003(a)(ii)(related to stockholders’ equity of less than $4,000,000 and losses from continued operations and net losses in three of our four most recent fiscal years), and 1003(a)(iii) (related to stockholders’ equity of less than $6,000,000 and losses from continued operations and net losses in our five most recent years).

We will be subject to periodic reviews by the NYSE AMEX LLC Staff during the extension periods.  If we fail to make progress consistent with the plan or fail to regain compliance with the continued listing standards by the end of the extension periods, we could be delisted from the NYSE AMEX LLC.

The NYSE AMEX LLC “COMPANY GUIDE” is available at www.nyse.com/regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

(signed)

Date: June 1, 2009
By: /s/ Kent Watts

Kent Watts, President, CEO